                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2003

                              HOME FEDERAL BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

           0-18847                                       35-1807839
   (Commission File Number)                  (IRS Employer Identification No.)

                              501 Washington Street
                             Columbus, Indiana 47201
               (Address of principal executive offices)(Zip Code)

  Registrant's telephone number, including area code: (812) 522-1592

Item 11  Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

         On August 14, 2003, Home Federal Bancorp (the "Company") notified its employees of a blackout period for its Home Federal Bancorp Employees' Salary
Savings Plan ("Plan"). The blackout period is necessary for the sponsor of the
Plan to effect a change of record keepers for the Plan. During the blackout period, Plan participants will be unable to execute transactions in their Plan accounts, including changing how contributions are invested, receiving distributions or loans or transferring balances among Plan funds, including funds containing common stock of the Company. The blackout period is expected to begin on September 15, 2003 and expected to end on October 15, 2003. The Company provided notice of the blackout period to its directors and executive officers on August 21, 2003. A copy of such notice is being provided as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       /s/ John K. Keach, Jr.
                                       John K. Keach, Jr., President and
                                       Chief Executive Officer

Dated: August 21, 2003

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